Prospectus Supplement
John Hancock Exchange-Traded Fund Trust
John Hancock Corporate Bond ETF (the fund)
Supplement dated December 11, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
At its meeting held on December 9-11, 2025, the Board of Trustees of the Trust (the Board) approved a change to the principal investment strategies disclosure for the fund.
Accordingly, effective immediately, the following information supplements and supersedes any information to the contrary relating to the fund contained in the current Summary Prospectus:
The fourth paragraph of the disclosure under “Principal investment strategies” is amended and restated in its entirety as follows:
The fund may invest up to 20% of its net assets in investment-grade bank loans (including loan participations). Direct investments in loans may be illiquid and holding a loan could expose the fund to the risks of being a direct lender.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.